Exhibit 10.29

EXECUTION VERSION

FOURTH AMENDMENT

This Fourth Amendment, dated as of November 26, 2013 (this “Amendment”), to that certain Amended and Restated Credit Agreement, dated as of December 10, 2009 (as previously amended, the “Existing Credit Agreement”; as amended by this Amendment, the “Credit Agreement”), among Hanesbrands Inc., a Maryland corporation (the “Borrower”), the various financial institutions and other persons from time to time party thereto (the “Lenders”), SunTrust Bank, as the documentation agent, Bank of America, N.A., Barclays Bank PLC, Branch Banking & Trust Company, HSBC Securities (USA) Inc. and PNC Bank, National Association, as the co-syndication agents, The Bank of Nova Scotia, Compass Bank, Fifth Third Bank, Goldman Sachs Bank USA, Regions Bank and The Royal Bank of Scotland PLC, as the managing agents, JPMorgan Chase Bank, N.A., as the administrative agent and the collateral agent (in its capacity as the administrative agent, the “Administrative Agent”), and J.P. Morgan Securities LLC, Barclays Bank PLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as the joint lead arrangers and joint bookrunners. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

W I T N E S S E T H:

WHEREAS, pursuant to the Existing Credit Agreement, the Lenders have agreed to make, and have made, certain loans and other extensions of credit to the Borrower;
WHEREAS, the Borrower has requested that certain provisions of the Existing Credit Agreement be amended in the manner set forth herein;
WHEREAS, the Required Lenders are willing to agree to this Amendment on the terms, and subject to the conditions, set forth herein.
NOW, THEREFORE, in consideration of the foregoing, the mutual covenants and obligations set forth herein and other good and valuable consideration, the adequacy and receipt of which is hereby acknowledged, and in reliance upon the representations, warranties and covenants herein contained, the parties hereto, intending to be legally bound, hereby agree as follows:
SECTION 1. Defined Terms. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Credit Agreement.
SECTION 2. Amendments to the Existing Credit Agreement.
(a)    Amendments to Section 1.1 (Defined Terms).
(i)    The following term shall be inserted into Section 1.1 in appropriate alphabetical order:
“Restructuring Transactions” means the restructuring transactions to be undertaken by the Borrower and its Subsidiaries in Fiscal Years 2013 and 2014, pursuant to which (a) HBI Branded Apparel Limited, Inc., a Delaware corporation (“HBI Apparel”) will form MFB International Holdings S.à.r.l., a société à responsabilitié limitée to be organized under the laws of the Grand Duchy of Luxembourg, to have its registered office at 33, rue du Puits Romain, L-8070 Bertrange, Grand-Duchy of Luxembourg (“MF Lux”), (b) Maidenform LLC, a Delaware limited liability company (“Maidenform”), through certain of its Subsidiaries, will license certain intellectual property rights to MF Lux, MF Lux will license back such intellectual property rights to Maidenform, and MF

Lux will sublicense, directly or indirectly, such intellectual property rights to other Subsidiaries of the Borrower, (c) MF Lux, directly or indirectly, will acquire the outstanding equity interests in certain Subsidiaries of Maidenform in exchange for Capital Securities and/or intercompany debt obligations, (d) MF Lux will issue Capital Securities and/or intercompany debt obligations to Confecciones El Pedregal, Inc., in exchange for cash, (e) MF Lux will redeem a portion of the Capital Securities and/or intercompany debt obligations it has issued to HBI Apparel in exchange for cash and indebtedness to HBI Apparel, (f) MF Lux will acquire Hanesbrands Dos Rios Textiles, Inc. from HBI International LLC in exchange for Capital Securities and/or intercompany debt obligations issued by MF Lux, and (g) MF Lux will acquire Choloma, Inc. (and its Subsidiaries) from UPEL, Inc. in exchange for Capital Securities and/or intercompany debt obligations issued by MF Lux, including, without limitation, all direct and indirect steps necessary, incidental, or desirable to accomplish the foregoing (a) through (g).
(b)    Amendments to Section 7.2.2 (Indebtedness).
(i)    Clause (r) thereof shall be amended by deleting the “and” at the end thereof.
(ii)    Clause (s) thereof shall be amended by deleting the “.” at the end thereof and inserting in lieu thereof “; and”.
(iii)    The following clause (t) shall be inserted following clause (s) thereof:
“(t) intercompany Indebtedness in connection with the Restructuring Transactions.”
(c)    Amendments to Section 7.2.5 (Investments).
(i)    Clause (o) thereof shall be amended by deleting the “and” at the end thereof.
(ii)    Clause (p) thereof shall be amended by deleting the “.” at the end thereof and inserting in lieu thereof “; and”.
(iii)    The following clause (q) shall be inserted following clause (p) thereof:
“(q) intercompany Investments in connection with the Restructuring Transactions.”
(d)    Amendments to Section 7.2.10 (Consolidation, Merger; Permitted Acquisitions, etc.).
(i)    Clause (a) thereof shall be amended by deleting the “and” at the end thereof.
(ii)    Clause (b) thereof shall be amended by deleting the “.” at the end thereof and inserting in lieu thereof “; and”.
(iii)    The following clause (c) shall be inserted following clause (b) thereof:
“(c) liquidations, dissolutions, consolidations, mergers, purchases and acquisitions in connection with the Restructuring Transactions.”
(e)    Amendments to Section 7.2.11 (Permitted Dispositions).

(i)    Clause (m) thereof shall be amended by deleting the “or” at the end thereof.
(ii)    Clause (n) thereof shall be amended by deleting the “.” at the end thereof and inserting in lieu thereof “; or”.
(iii)    The following clause (o) shall be inserted following clause (n) thereof:
“(o) Dispositions in connection with the Restructuring Transactions.”
SECTION 3. Conditions Precedent. This Amendment shall become effective on the date on which the following conditions precedent have been satisfied or waived (the “Fourth Amendment Effective Date”):

(a)    Certain Documents. The Administrative Agent shall have received each of the following:
(i)    this Amendment, duly executed by the Borrower, each Subsidiary Guarantor and the Administrative Agent (on behalf of the Required Lenders);
(ii)    an Acknowledgment and Consent to Amendment, in the form set forth hereto as Exhibit A, duly executed by Lenders constituting the Required Lenders immediately prior to the effectiveness of the Amendment.
(b)    Representations and Warranties. Each of the representations and warranties contained in Section 4 below shall be true and correct.
SECTION 4. Representations and Warranties. The Borrower and each Subsidiary Guarantor hereby represents to the Administrative Agent and each Lender, as follows:
(a)    After giving effect to this Amendment, each of the representations and warranties in the Credit Agreement and in the other Loan Documents are true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) on and as of the date hereof as though made on and as of the date hereof, except to the extent that any such representation or warranty expressly relates to an earlier date, in which case such representation or warranty shall be true and correct in all material respects (except to the extent that such representation or warranty is already qualified as to materiality) as of such earlier date;
(b)    The Borrower and each Subsidiary Guarantor has taken all necessary action to authorize the execution, delivery and performance of this Amendment, this Amendment has been duly executed and delivered by the Borrower and each Subsidiary Guarantor, and this Amendment is the legal, valid and binding obligation of the Borrower and each Subsidiary Guarantor, enforceable against each in accordance with each of their terms, except as enforceability may be limited by applicable bankruptcy, insolvency, reorganization, or similar laws affecting the enforcement of creditors’ rights generally and by principles of equity; and
(c)    At the time of and immediately after giving effect to this Amendment, no Default or Event of Default has occurred and is continuing.
SECTION 5. Costs and Expenses. The Borrower agrees to pay and reimburse the Administrative Agent for all of its reasonable out-of-pocket costs and expenses incurred in connection with the preparation and delivery of this Amendment, including, without limitation, the reasonable fees and disbursements of counsel to the Administrative Agent, in accordance with and to the extent required by Section 10.3 of the Credit Agreement.
SECTION 6. Reference to and Effect on the Loan Documents.
(a)    As of the Fourth Amendment Effective Date, each reference in the Existing Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein,” or words of like import, and each reference in the other Loan Documents to the Credit Agreement (including, without limitation, by means of words like “thereunder”, “thereof” and words of like import), shall mean and be a reference to the Credit Agreement.
(b)    Except as expressly amended hereby, all of the terms and provisions of the Existing Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not, except as expressly provided herein, operate as a waiver of any right, power or remedy of the Administrative Agent, any Lender or any Issuer under the Existing Credit Agreement or any Loan Document, or constitute a waiver or amendment of any other provision of the Existing Credit Agreement or any Loan Document except as and to the extent expressly set forth herein.
(d)    Each of the Borrower and (by its acknowledgment hereof as set forth on the signature pages hereto) each Subsidiary Guarantor hereby confirms that the guaranties, security interests and liens granted pursuant to the Loan Documents (as amended hereby) continue to guarantee and secure the Obligations as set forth in the Loan Documents (as amended hereby) and that such guaranties, security interests and liens remain in full force and effect.
SECTION 7. Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement. Receipt by the Administrative Agent of a facsimile or pdf (or other electronic transmission) copy of an executed signature page hereof shall constitute receipt by the Administrative Agent of an executed counterpart of this Amendment.
SECTION 8. Governing Law. This Amendment and the rights and obligations of the parties hereto shall be governed by, and construed and interpreted in accordance with, the law of the State of New York without regard to the conflicts of laws provisions (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law, which the parties hereto agree apply hereto).
SECTION 9. Loan Document and Integration. This Amendment is a Loan Document, and together with the other Loan Documents, incorporates all negotiations of the parties hereto with respect to the subject matter hereof and is the final expression and agreement of the parties hereto with respect to the subject matter hereof.
SECTION 10. Headings. Section headings contained in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purposes.
SECTION 11. Waiver of Jury Trial

SECTION 1. . EACH OF THE PARTIES HERETO IRREVOCABLY WAIVES TRIAL BY JURY IN ANY ACTION OR PROCEEDING WITH RESPECT TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT.

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers and members thereunto duly authorized, as of the date indicated above.

JPMORGAN CHASE BANK, N.A.,
as the Administrative Agent

By:    /s/ James A. Knight
Name: James A. Knight
Title: Vice President

[Fourth Amendment to Hanesbrands Inc. Credit Agreement]

HANESBRANDS INC.,
as Borrower

By:    /s/ Donald Cook
Name: Donald Cook
Title: Treasurer

[Fourth Amendment to Hanesbrands Inc. Credit Agreement]

For the purposes of Sections 4 and 6(d) hereof, each Subsidiary Guarantor set forth below (i) makes the representations set forth in Section 4 hereof on the Fourth Amendment Effective Date (as defined above) and (ii) hereby consents to this Amendment and confirms that all guaranties, security interests and Liens granted by it, and all its other obligations, pursuant to the Loan Documents (as amended hereby) remain in full force and effect.

BA INTERNATIONAL, L.L.C.
CARIBESOCK, INC.
CARIBETEX, INC.
CASA INTERNATIONAL, LLC
CEIBENA DEL, INC.
HANES MENSWEAR, LLC
HANES PUERTO RICO, INC.
HANESBRANDS DIRECT, LLC
HANESBRANDS DISTRIBUTION, INC.
HBI BRANDED APPAREL ENTERPRISES, LLC
HBI BRANDED APPAREL LIMITED, INC.
HBI INTERNATIONAL, LLC
HBI SOURCING, LLC
INNER SELF LLC
PLAYTEX DORADO, LLC
PLAYTEX INDUSTRIES, INC.
SEAMLESS TEXTILES, LLC
UPCR, INC.
UPEL, INC.
GEARCO, INC.
GFSI HOLDINGS, INC.
GFSI INC.
CC PRODUCTS, INC.
EVENT 1, INC.
HANESBRANDS EXPORT CANADA LLC
MAIDENFORM BRANDS, INC.
MAIDENFORM, INC.
MAIDENFORM INTERNATIONAL LLC
ELIZABETH NEEDLE CRAFT LLC
MF RETAIL, INC.
NICHOLAS NEEDLECRAFT LLC
MAIDENFORM (BANGLADESH) LLC
CRESCENT INDUSTRIES LLC
MAIDENFORM (INDONESIA) LLC

By:     /s/ Donald Cook
Name: Donald Cook
Title: Treasurer

[Fourth Amendment to Hanesbrands Inc. Credit Agreement]

EXHIBIT A

ACKNOWLEDGMENT AND CONSENT TO AMENDMENT

To:    JPMORGAN CHASE BANK, N.A.,
as Administrative Agent
383 Madison Avenue
New York, NY 10179

Attention: James A Knight

RE: HANESBRANDS INC.

Reference is made to that certain Amended and Restated Credit Agreement, dated as of December 10, 2009, as amended by the First Amendment thereto, dated as of February 17, 2011, the Second Amendment thereto, dated as of July 13, 2012 and the Third Amendment thereto, dated as of July 23, 2013 (as the same may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), among Hanesbrands Inc., a Maryland corporation (the “Borrower”), the various financial institutions and other persons from time to time party thereto (the “Lenders”), SunTrust Bank, as the documentation agent, Bank of America, N.A., Barclays Bank PLC, Branch Banking & Trust Company, HSBC Securities (USA) Inc. and PNC Bank, National Association, as the co-syndication agents, The Bank of Nova Scotia, Compass Bank, Fifth Third Bank, Goldman Sachs Bank USA, Regions Bank and The Royal Bank of Scotland PLC, as the managing agents, JPMorgan Chase Bank, N.A., as the administrative agent and the collateral agent (in its capacity as the administrative agent, the “Administrative Agent”), and J.P. Morgan Securities LLC, Barclays Bank PLC, HSBC Securities (USA) Inc., Merrill Lynch, Pierce, Fenner & Smith Incorporated and PNC Capital Markets LLC, as the joint lead arrangers and joint bookrunners. Capitalized terms used herein but not defined herein are used as defined in the Credit Agreement.

The Borrower has requested that the Lenders consent to an amendment to the
Credit Agreement on the terms described in the Fourth Amendment to the Credit Agreement (the “Amendment”), the form of which is attached hereto.

Pursuant to Section 10.1 of the Credit Agreement, the undersigned
Lender hereby consents to the terms of the Amendment and authorizes the Administrative Agent to execute and deliver the Amendment on its behalf.

Very truly yours,

__________________________________
[Name of Lender], as a Lender

By:    _____________________________
Name:
Title:

Dated as of November ___, 2013